Acquisition	3 Months Ended
Mar. 31, 2013
Business Combinations [Abstract]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
Acquisition

On March 28, 2013, the Company entered into an agreement to acquire software, related intellectual property and certain other assets of Common Voices, Inc. for $872, of which $546 was paid at closing and the remainder to be paid in cash during 2013. The transaction was accounted for as a business combination. As of the date of this filing the purchase price allocation has not been finalized. The assets acquired have preliminarily been allocated to property and equipment. This acquisition will consolidate the proprietary technology underlying OfficeSuite®, providing the opportunity to further differentiate the Company’s services and reduce licensing, operating and support costs.